Exhibit 10.33








                                 VINIFERA, INC.

                              1993 STOCK AWARD PLAN


                                  March 9, 1993

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                                TABLE OF CONTENTS
                                                                           Page
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ARTICLE 1        ETABLISHMENT AND PURPOSE ...............................    1
        1.1      Establishment; Amendment and Restatement ...............    1
        1.2      Purpose ................................................    1

ARTICLE 2        DEFINITIONS ............................................    1
        2.1      Defined Terms...........................................    1
        2.2      Gender and Number.......................................    4

ARTICLE 3        ADMINISTRATION..........................................    4
        3.1      General.................................................    4
        3.2      Composition of the Committee............................    4
        3.3      Authority of the Committee..............................    4
        3.4      Action by the Committee.................................    5
        3.5      Delegation..............................................    5
        3.6      Liability of Committee Members..........................    5
        3.7      Awards to Non-Employee Directors........................    5
        3.8      Costs of Plan...........................................    5

ARTICLE 4        DURATION OF THE PLAN AND SHARES SUBJECT TO
                  THE PLAN................................................    5
        4.1      Duration of the Plan....................................    5
        4.2      Shares Subject to the Plan..............................    5

ARTICLE 5        ELIGIBILITY ............................................    5
        5.1      Employees and Advisors .................................    5
        5.2      Non-Employee Directors .................................    5

ARTICLE 6        AWARDS .................................................    5
        6.1      Types of Awards ........................................    5
        6.2      General ................................................    6
        6.3      Nonuniform Determinations ..............................    6
        6.4      Award Agreements .......................................    6
        6.5      Provisions Governing All Awards ........................    6

ARTICLE 7        OPTIONS ................................................    8


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        7.1      Types of Options .......................................    8
        7.2      General ................................................    8
        7.3      Option Price ...........................................    8
        7.4      Option Term ............................................    8
        7.5      Time of Exercise .......................................    8
        7.6      Method of Exercise .....................................    8
        7.7       Special Rules for Incentive Stock Options .............    9
        7.8      Restricted Shares ......................................    9
        7.9      Deferred Compensation Options ..........................    9
        7.10     Reload Options .........................................    9


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ARTICLE 8        STOCK APPRECIATION RIGHTS ..............................   10
        8.1      General.................................................   10
        8.2      Nature of Stock Appreciation Right......................   10
        8.3      Exercise................................................   10
        8.4      Form of Payment.........................................   10

ARTICLE 9        RESTRICTED AWARDS.......................................   10
        9.1      Types of Restricted Awards..............................   10
        9.2      General.................................................   11
        9.3      Restriction Period......................................   11
        9.4      Forfeiture..............................................   11
        9.5      Settlement of Restricted Awards.........................   11
        9.6      Rights as a Shareholder.................................   11

ARTICLE 10       PERFORMANCE AWARDS......................................   12
        10.1     General ................................................   12
        10.2     Nature of Performance Awards............................   12
        10.3     Performance Cycles......................................   12
        10.4     Performance Goals ......................................   12
        10.5     Determination of Awards.................................   12
        10.6     Timing and Form of Payment .............................   12

ARTICLE 11       OTHER STOCK BASED AND COMBINATION AWARDS................   12
        11.1     Other Stock-Based Awards ...............................   12
        11.2     Combination Awards......................................   12


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ARTICLE 12       DEFERRAL ELECTIONS......................................   13

ARTICLE 13       DIVIDEND EQUIVALENTS ...................................   13

ARTICLE 14       NON-EMPLOYEE DIRECTORS..................................   13
        14.1     General.................................................   13
        14.2     Eligibility.............................................   13
        14.3     Director Options........................................   13
        14.4     Award Agreements........................................   13

ARTICLE 15       ADJUSTMENTS UPON CHANGES IN
                 CAPITALIZATION, ETC ....................................   14
        15.1     Plan Does Not Restrict Corporation .....................   14
        15.2     Adjustments by the Committee............................   14

ARTICLE 16       AMENDMENT AND TERMINATION ..............................   14

ARTICLE 17       MISCELLANEOUS ..........................................   14
        17.1     Tax Withholding ........................................   14
        17.2     Unfunded Plan...........................................   15
        17.3     Payments to Trust ......................................   15
        17.4     Annulment of Awards.....................................   15
        17.5     Engaging in Competition With the Corporation ...........   15
        17.6     Other Corporation Benefit and Compensation Programs ....   15

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        17.7     Securities Law Restrictions ............................   15
        17.8     Governing Law ..........................................   16

ARTICLE 18       SHAREHOLDER APPROVAL ...................................   16


                                    EXHIBITS

Exhibit A -- Non-Employee Director Award Agreement


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                                 VINIFERA, INC.

                              1993 STOCK AWARD PLAN

                                    ARTICLE 1
                            ESTABLISHMENT AND PURPOSE

                  1.1 ESTABLISHMENT: AMENDMENT AND RESTATEMENT. Vinifera, Inc. ("Corporation"), hereby establishes the Vinifera, Inc., 1993 Stock Award Plan (the "Plan"), effective as March 9, 1993, subject to shareholder approval as provided in Article 18.

                  1.2 PURPOSE. The purpose of the Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation to attract, retain, and reward key employees, outside advisors, and directors of Corporation and its subsidiaries. It is also intended to strengthen the mutuality of interests between such employees, advisors, and directors and Corporation's shareholders. The Plan is designed to meet this intent by offering stock options and other equity-based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.

                                    ARTICLE 2
                                   DEFINITIONS

                  2.1 DEFINED TERMS. For purposes of the Plan, the following terms shall have the meanings set forth below:

                  "ADVISOR" means a member of an Advisory Committee of Corporation or a Subsidiary, or any other consultant selected by the Committee, who is neither an employee of Corporation or a Subsidiary nor a Non-Employee Director.

                  "ADVISORY COMMITTEE" means a scientific advisory committee to Corporation or a Subsidiary.

                  "AWARD" means an award or grant made to a Participant of Options, Stock Appreciation Rights, Restricted Awards, Performance Awards, or Other Stock-Based Awards pursuant to the Plan.

                  "AWARD  AGREEMENT"  means an agreement as described in Section
6.4. "BOARD" means the Board of Directors of Corporation.

                  "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor thereto, together with rules, regulations, and interpretations promulgated thereunder. Where the context so requires, any reference to a particular Code section shall be construed to refer to the successor provision to such Code section.


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                  "COMMITTEE"  means  the  committee  appointed  by the Board to administer the Plan as provided in Article 3 of the Plan.

                  "COMMON STOCK" means the Common Stock, of Corporation or any security of Corporation issued in substitution, exchange, or lieu thereof.

                  "CONTINUING RESTRICTION" means a Restriction contained in Sections 6.5.(g), 17.4, 17.5, and 17.7 of the Plan and any other Restrictions expressly designated by the Committee in an Award Agreement as a Continuing Restriction.

                  "CORPORATION" means Vinifera, Inc., an Oregon corporation, or any successor corporation.

                  "DEFERRED COMPENSATION OPTION" means a Nonqualified Option granted with an option price less than Fair Market Value on the date of grant pursuant to Section 7.9 of the Plan.

                  "DISABILITY" means the condition of being "disabled" within the meaning of Section 422(c)(7) of the Code. However, the Committee may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, shall be .construed to refer to successor provisions to such section or rule.

                  "FAIR MARKET VALUE" means on any given date, (i) until the Registration Date, the fair market value of the Common Stock as determined by the Board and (ii) from and after the Registration Date, the daily closing price on the day preceding the date an Award is granted. For purposes of the foregoing clause (ii), the closing price for each day shall be the last reported sales price or, in case no such reported sales take place on such day, the last reported bid price, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or the last reported sales price on the National Market System ("NMS") of the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or if the Common Stock is not included in the NMS, the average of the reported last closing bid and asked prices on NASDAQ, or if not listed or admitted to trading on any national securities exchange or NASDAQ, the average reported bid price as furnished by The National Quotation Bureau, Incorporated (or the equivalent recognized source of quotations), all as adjusted.

                  "INCENTIVE STOCK OPTION" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of Section 422 of the Code.

                  "NON-EMPLOYEE DIRECTOR" means a member of the Board who is not an employee of Corporation or any Subsidiary.


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                  "NONQUALIFIED  OPTION" or "NQO" means any Option,  including a
Deferred Compensation Option, granted pursuant to the Plan that is not an Incentive Stock Option.

                  "OPTION" means an ISO, an NQO, or a Deferred Compensation Option. "OTHER STOCK-BASED AWARD" means an Award as defined in Section 11.1.

                  "PARTICIPANT"   means  an   employee  of   Corporation   or  a
Subsidiary, an Advisor, or a Non-Employee Director who is granted an Award under the Plan.

                  "PERFORMANCE AWARD" means an Award granted pursuant to the provisions of Article 10 of the Plan, the Vesting of which is contingent on performance agent.

                  "PERFORMANCE CYCLE" means a designated performance period pursuant to the provisions of Section 10.3 of the Plan.

                  "PERFORMANCE GOAL" means a designated performance objective pursuant to the provisions of Section 10.4 of the Plan.

                  "PLAN" means this Vinifera, Inc., 1993 Stock Award Plan, as set forth herein and as it may be hereafter amended and from time to time.

                  "REGISTRATION DATE" shall mean the effective date upon which the Common Stock is registered under the Exchange Act.

                  "REPORTING PERSON" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

                  "RESTRICTED AWARD" means a Restricted Share or a Restricted Unit granted pursuant to Article 9 of the Plan.

                  "RESTRICTED SHARE" means an Award described in Section 9.1.(a) of the Plan.

                  "RESTRICTED UNIT" means an Award of units representing Shares described in Section 9. 1.(b) of the Plan.

                  "RESTRICTION" means a provision in the Plan or in an Award Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

                  "RETIREMENT" means:

                  (a) For Participants who are employees, retirement from active employment with Corporation and its Subsidiaries on or after age 65, or such earlier retirement date as approved by the Committee for purposes of the Plan;


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                  (b)  For   Participants   who  are   Non-Employee   Directors,
      termination of membership on the Board after attaining age 70, or such earlier retirement date as approved by the Committee for purposes of the Plan; and

                  (c) For Participants who are Advisors, termination of service as an Advisor after attaining age 70, or such earlier retirement date as approved by the Committee for purposes of the Plan.

However, the Committee may change the foregoing definition of "Retirement' or may adopt a different definition for purposes of specific Awards.

                  "SHARE" means a share of Common Stock.

                  "STOCK APPRECIATION RIGHT" or "SAR' means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of
Article 8 of the Plan.

                  "SUBSIDIARY" means a 'subsidiary corporation" of Corporation, within the meaning of Section 425 of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power.

                  "VEST" or 'Vested" means:

                  (a) In the case of an Award that requires exercise, to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);

                  (b) In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);

                  (c) In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

                  (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, exercise, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

                  2.2 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan shall also include the opposite gender; and the definition of any term in Section 2.1 in the singular shall also include the plural, and vice versa.

                                    ARTICLE 3
                                 ADMINISTRATION

                  3.1 GENERAL. The Plan shall be administered by the Board until the Registration Date; until such time the Board shall have all of the powers



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of the Committee as set forth in this Article 3.  Thereafter,  the Plan shall be administered by a Committee composed as described in Section 3.2.

                  3.2 COMPOSITION OF THE COMMITTEE. The Committee shall be appointed by the Board and shall consist of not less than a sufficient number of disinterested members of the Board so as to qualify the Committee to administer the Plan as contemplated by Rule 16b-3 under the Exchange Act. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The initial members of the Committee shall be the members of Corporation's existing Executive Compensation Committee. The Board may at any time replace the Executive Compensation Committee with another Committee. In the event that the Executive Compensation Committee shall cease to satisfy the requirements of Rule 16b-3, the Board shall appoint another Committee satisfying such requirements.

                  3.3 AUTHORITY OF THE COMMITTEE. The Committee shall have full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

                  (a) Construe and interpret the Plan and any Award Agreement;

                  (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

                  (c)      With respect to employees and Advisors:

                           (i) Select the employees and Advisors who shall be granted Awards;

                           (ii) Determine the number and types of Awards to be granted to each such Participant;

                           (iii) Determine the number of Shares, or Share equivalents, to be subject to each Award;

                           (iv) Determine the option price, purchase price, base
                  price, or similar feature for any Award; and

                           (v) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

Decisions of the Committee, or any delegate as permitted by the Plan, shall be final, conclusive, and binding on all Participants.

                  3.4 ACTION BY THE COMMITTEE. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum


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is present,  or action in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

                  3.5 DELEGATION. Notwithstanding the foregoing, the Committee may delegate to one or more officers of Corporation the authority to determine the recipients, types, amounts, and terms of Awards granted to Participants who are not Reporting Persons.

                  3.6 LIABILITY OF COMMITTEE Members. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

                  3.7 Awards to Non-Employee Directors. From and after the Registration Date, the Committee shall have no discretion as to any aspects of Awards to Non-Employee Directors, which Awards shall be governed by Article 14.

                  3.8 Costs of Plan. The costs and expenses of administering the Plan shall be home by Corporation.

                                    ARTICLE 4
                  DURATION OF THE PLAN AND SUBJECT TO THE PLAN

                  4.1 DURATION OF THE PLAN. The Plan is effective March 9, 1993, subject to approval by Corporation's shareholders as provided in Article 18. The Plan shall remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board. Termination of the Plan shall not affect outstanding Awards.

                  4.2 SHARES SUBJECT TO THE PLAN. The shares which may be made subject to Awards under the Plan shall be Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares shall be issued under the Plan. The maximum number of Shares for which Awards may be granted under the Plan shall be 2,000,000 Shares, subject to adjustment pursuant to Article 15. If an Award under the Plan is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards shall be made available for future Awards under the Plan.

                                    ARTICLE 5
                                   ELIGIBILITY

                  5.1 EMPLOYEES  AND ADVISORS.  Officers and other key employees of Corporation and its Subsidiaries (who may also be directors of Corporation or a Subsidiary), Advisors, and, until the Registration Date, Non-Employee Directors, who, in the Committee's judgment, are or will be contributors to the long-term success of Corporation shall be eligible to receive Awards under the Plan.


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                  5.2  NON-EMPLOYEE  DIRECTORS.  From and after the Registration
Date, all Non-Employee Directors shall be eligible to receive Awards only pursuant to Article 14 of the Plan.

                                    ARTICLE 6
                                     AWARDS

                  6.1 TYPES OF AWARDS. The types of Awards that may be granted under the Plan are:

                  (a) Options governed by Article 7 of the Plan;

                  (b) Stock  Appreciation  Rights  governed  by Article 8 of the
      Plan;

                  (c) Restricted Awards governed by Article 9 of the Plan;

                  (d) Performance Awards governed by Article 10 of the Plan; and

                  (e) Other Stock-Based Awards or combination awards governed by
      Article 11 of the Plan.

In the discretion of the Committee, any Award may be granted alone, in addition to, or in tandem with other Awards under the Plan.

                  6.2 GENERAL. Subject to the limitations of the Plan, the Committee may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Committee, in its discretion, shall deem appropriate. Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan.

                  6.3 NONUNIFORM DETERMINATIONS. The Committee's determinations under the Plan or under one or more Award Agreements, including without limitation, (a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise or payments of Awards, need not be uniform and may be made by the Committee selectively among Participants and Awards, whether or not Participants are similarly situated.

                  6.4 AWARD AGREEMENTS. Each Award shall be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Committee.

                  6.5 PROVISIONS GOVERNING ALL AWARDS. All Awards shall be subject to the following provisions:

                  (a) ALTERNATIVE AWARDS. If any Awards are designated in their Award Agreements as alternative to each other, the exercise of all or part


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      of one Award  automatically  shall cause an immediate  equal (or pro rata)
      corresponding termination of the other alternative Award or Awards.

                  (b) RIGHTS AS  SHAREHOLDERS.  Except as provided under Section
      9.6 with respect to grants of Restricted Shares, no Participant shall have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

                  (c) EMPLOYMENT RIGHTS. Neither the adoption of the Plan nor the granting of any Award shall (i) confer on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of Corporation or a member of any Advisory Committee, as the case may be, (ii) interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to decrease such employee's compensation or benefits or to remove such person as an Advisor or as a director at any time for any reason, with or without cause, or (iii) confer on any person engaged by Corporation any right to be retained or employed by Corporation or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by Corporation.

                  (d) NONTRANSFERABLE. Each Award (other than Restricted Shares after they Vest) shall not be transferable otherwise than by will or the laws of descent and distribution of the state or country of the Participant's domicile at the time of death or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act, and each Award shall be exercisable (if exercise is required) during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative.

                  (e) TERMINATION OF EMPLOYMENT. The terms and conditions under which an Award may be exercised, if at all, after a Participant's termination of employment or service as an Advisor or as a Non-Employee Director shall be determined by the Committee and specified in the applicable Award Agreement. The Committee, at the time of grant or at any time thereafter, may extend the period of time, if any, not later than the original expiration date of the Award, during which an Award may be exercised following termination of employment, and may increase the portion of an Award that is exercisable, subject to terms and conditions specified by the Committee.

                  (f) CHANGE IN CONTROL. The Committee, in its discretion, may provide in any Award Agreement that in the event of a change in control of Corporation (as the Committee may define such term in the Award Agreement), as of the date of such change in control:

                           (i) All, or a specified  portion of, Awards requiring
                  exercise shall become fully and immediately exercisable, notwithstanding any other limitations on exercise;


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                           (ii) All, or a specified  portion of, Awards  subject
                  to Restrictions shall become fully Vested; and

                           (iii) All, or a specified  portion of, Awards subject
                  to Performance Goals shall be deemed to have been fully earned.

      The Committee, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

                  (g) REPORTING PERSONS. With respect to all Awards granted to Reporting Persons, the Award Agreement shall provide that, except as may be otherwise determined by the Committee:

                           (i) For Awards requiring  exercise,  if the Reporting
                  Person exercises the Award within six months after the date the Award was granted, any Shares acquired upon exercise of the Award may not be sold until at least six months after the date the Award was granted, except in the case of the death or Disability of the Participant; and

                           (ii) Shares issued pursuant to any other Award may not be sold by the Participant for at least six months after acquisition, except in the case of the death or Disability of the Participant;

      provided, however, that (unless an Award Agreement provides otherwise) the limitation of this Section 6.5.(g) shall apply only if or to the extent required by Rule 16b-3 under the Exchange Act. Award Agreements for Awards to Reporting Persons shall also comply with any future restrictions imposed by such Rule 16b-3.

                  (h) SERVICE PERIODS . At the time of granting Awards, the Committee may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

                                    ARTICLE 7
                                     OPTIONS

                  7.1 TYPES OF OPTIONS. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options (including Deferred Compensation Options). The grant of each Option and the Award Agreement governing each Option shall identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the Plan meeting the requirements of such forms of options.


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


                  7.2 GENERAL. Options shall be subject to the terms and conditions set forth in Article 6 and this Article 7 and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

                  7.3 OPTION PRICE. Each Award Agreement for Options shall state the option exercise price per Share of Common Stock purchasable under the Option, which shall not be less than:

                  (a) $1  per  share  in the  case  of a  Deferred  Compensation
      Option;

                  (b) 75 percent of the Fair Market Value of a Share on the date of grant for all other Nonqualified Options; or

                  (c) 100 percent of the Fair Market Value of a Share on the date of grant for all Incentive Stock Options; provided that if an Incentive Stock Option is granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of Corporation or of any parent or Subsidiary of Corporation, the option price must be at least 1 10 percent of the Fair Market Value of a Share on the date the Option is granted.

                  7.4 OPTION TERM. The Award Agreement for each Option shall specify the term of each Option, have a specified period during which the Option may be exercised, as determined by the Committee; provided that if an Incentive Stock Option is granted to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of Corporation, the term of the Option shall not exceed five years, and the term of all Incentive Stock Options shall not exceed 10 years.

                  7.5 TIME OF EXERCISE. The Award Agreement for each Option shall specify, as determined by the Committee:

                  (a) The time or times when the Option shall become exercisable and whether the Option shall become exercisable in full or in graduated amounts over a period specified in the Award Agreement;

                  (b) Such other terms, conditions, and restrictions as to when the Option may be exercised as shall be determined by the Committee; and

                  (c)  The  extent,   if  any,  that  the  Option  shall  remain
      exercisable after the Participant ceases to be an employee, Advisor, or director of Corporation or a Subsidiary.

An Award Agreement for an Option may, in the discretion of the Committee, provide whether, and to what extent, the Option will become immediately and fully exercisable (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a change in control of Corporation.

                  7.6 METHOD OF EXERCISE. The Award Agreement for each Option shall specify the method or methods of payment acceptable upon exercise of an Option. An Award Agreement may provide that the option price is payable in full in cash or, at the discretion of the Committee:

                  (a) In installments on such terms and over such period as the COMMITTEE shall determine;

                  (b)  In  previously  acquired  Shares  (including   Restricted
      Shares);

                  (c)  By  surrendering   outstanding   Awards  under  the  Plan
      denominated in Shares or in Share equivalent units;

                  (d) By delivery (in a form approved by the Committee) of an irrevocable direction to a securities broker acceptable to the Committee:

                      (i) To sell Shares subject to the Option and to deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option price and withholding taxes due; or

                      (ii) To pledge Shares subject to the Option  to the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and withholding taxes due; or

                  (e) In any combination of the foregoing or in any other form approved by the Committee.

If Restricted Shares are surrendered in full or partial payment of an Option price, a corresponding number of the Shares issued upon exercise of the Option shall be Restricted Shares subject to the same Restrictions as the surrendered Restricted Shares.

                  7.7 SPECIAL RULES FOR INCENTIVE STOCK OPTIONS. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement shall be in conformance with the statutory and regulatory requirements specified in Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may be granted only to employees of Corporation or a Subsidiary. No employee may be granted Incentive Stock Options under the Plan if the aggregate fair market value, on the date of grant, of the Shares with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of Corporation or any parent or Subsidiary of Corporation exceeds $100,000. ISOs may not be granted under the Plan after March 9, 2003, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended.

                  7.8 RESTRICTED SHARES. In the discretion of the Committee, the Shares issuable upon exercise of an Option may be Restricted Shares if so provided in the Award Agreement.

                  7.9 DEFERRED COMPENSATION OPTIONS. The Committee may, in its discretion, grant Deferred Compensation Options with an option price less than Fair Market Value to provide a means for deferral of compensation to future dates. The option price shall be determined by the Committee subject to Section 7.3(a) of the Plan. The number of Shares subject to a Deferred Compensation Option shall be determined by the Committee, in its discretion, by dividing the amount of compensation to be deferred by the difference between the Fair Market Value of a Share on the date of grant and the option price of the Deferred Compensation Option. Amounts of compensation deferred with Deferred Compensation Options may include amounts earned under Awards granted under the Plan or under any other compensation program or arrangement of Corporation as permitted by the Committee. The Committee shall grant Deferred Compensation Options only if it reasonably determines that the recipient of such an Option is not likely to be deemed to be in constructive receipt for income tax purposes of the income being deferred.

                  7.10 RELOAD OPTIONS. The Committee, in its discretion, may provide in an Award Agreement for an Option that in the event all or a, portion of the Option is exercised by the Participant using previously acquired Shares, the Participant shall automatically be granted a replacement Option (with an option price equal to the Fair Market Value of a Share on the date of such exercise) for a number of Shares equal to (or equal to a portion of) the number of shares surrendered upon exercise of the Option. Such reload Option features may be subject to such terms and conditions as the Committee shall determine, including without limitation, a condition that the Participant retain the Shares issued upon exercise of the Option for a specified period of time.


                                    ARTICLE 8
                            STOCK APPRECIATION RIGHTS

                  8.1 GENERAL. Stock Appreciation Rights shall be subject to the terms and conditions set forth in Article 6 and this Article 8 and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable.

                  8.2 NATURE OF STOCK APPRECIATION RIGHT. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess (or if the Committee shall determine at the time of grant, a portion of the excess) of the Fair Market Value of a Share of Common Stock on the date of exercise of the SAR over the base price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR shall have been exercised. The base price shall be designated by the Committee in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher or lower price as the Committee shall determine.

                  8.3 EXERCISE. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee may also provide that a SAR shall be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions. In the case of SARs granted to Reporting Persons, exercise of the

SAR shall be limited by the Committee to the extent required to comply with the applicable requirements of Rule 16b-3 under the Exchange Act.

                  8.4 FORM OF PAYMENT. Payment upon exercise of a Stock Appreciation Right may be made in cash, in installments, in Shares, by issuance of a Deferred Compensation Option, or in any combination of the foregoing, or in any other form as the Committee shall determine.


                                    ARTICLE 9
                                RESTRICTED AWARDS

                  9.1 TYPES OF RESTRICTED AWARDS. Restricted Awards granted under the Plan may be in the form of either Restricted Shares or Restricted Units.

                  (a) RESTRICTED SHARES. A Restricted Share is an Award of Shares transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, or other disposition of such Restricted Shares and may include a requirement that the Participant forfeit such Restricted Shares back to Corporation upon termination of Participant's employment (or service as an Advisor) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Shares. Each Participant receiving a Restricted Share shall be issued a stock certificate in respect of such Shares, registered in the name of such Participant, and shall execute a stock power in blank with respect to the Shares evidenced by such certificate. The certificate evidencing such Restricted Shares and the stock power shall be held in custody by Corporation until the Restrictions thereon shall have lapsed.

                  (b) RESTRICTED UNITS. A Restricted Unit is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, and may include a requirement that the Participant forfeit such Restricted Units upon termination of Participant's employment (or service as an Advisor) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Units.

                  9.2 GENERAL. Restricted Awards shall be subject to the terms and conditions of Article 6 and this Article 9 and shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

                  9.3 RESTRICTION PERIOD. Restricted Awards shall provide that such Awards, and the Shares subject to such Awards, may not be transferred, and may provide that, in order for a Participant to Vest in such Awards, the Participant must remain in the employment (or remain as an Advisor) of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (the "Restriction Period"). During the Restriction Period, a

Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares received under or governed by a Restricted Award grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments) the Participant shall be entitled to settlement of the Restricted Award or portion thereof, as the case may be. Although Restricted Awards shall usually Vest based on continued employment (or service as an Advisor) and Performance Awards under Article 10 shall usually Vest based on attainment of Performance Goals, the Committee, in its discretion, may condition Vesting of Restricted Awards on attainment of Performance Goals as well as continued employment (or service as an Advisor). In such case, the Restriction Period for such a Restricted Award shall include the period prior to satisfaction of the Performance Goals.

                  9.4 FORFEITURE. If a Participant ceases to be an employee or Advisor of Corporation or a Subsidiary during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement) the Award Agreement may require that all non-Vested Restricted Awards previously granted to the Participant be forfeited and returned to Corporation.

                  9.5 SETTLEMENT OF RESTRICTED AWARDS.

                  (a) RESTRICTED SHARES. Upon Vesting of a Restricted Share Award, the legend on such Shares will be removed and the Participant's stock power will be returned and the Shares will no longer be Restricted Shares. The Committee may also, in its discretion, permit a Participant to receive, in lieu of unrestricted Shares at the conclusion of the Restriction Period, payment in cash, installments, or by issuance of a Deferred Compensation Option equal to the Fair Market Value of the Restricted Shares as of the date the Restrictions lapse.

                  (b) RESTRICTED UNITS. Upon Vesting of a Restricted Unit Award, a Participant shall be entitled to receive payment for Restricted Units in an-amount equal to the aggregate Fair Market Value of the Shares covered by such Restricted Units at the expiration of the Applicable Restriction Period. Payment in settlement of a Restricted Unit shall be made as soon as practicable following the conclusion of the applicable Restriction Period in cash, in installments, in Shares equal to the number of Restricted Units, by issuance of a Deferred. Compensation Option, or in any other manner or combination of such methods as the Committee, in its sole discretion, shall determine.

       .          9.61 RIGHTS AS A SHAREHOLDER.  A  Participant shall have, with respect to unforfeited Shares received under a grant of Restricted Shares, all the rights of a shareholder of Corporation, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Shares shall be treated as additional Shares covered by the grant of Restricted Shares and shall be subject to the same Restrictions.

                                   ARTICLE 10

                               PERFORMANCE AWARDS

                  10.1 GENERAL. Performance Awards shall be subject to the terms and conditions set forth in Article 6 and this Article 10 and shall contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

                  10.2 NATURE OF PERFORMANCE AWARDS. A Performance Award is an Award of units with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such Performance Award or a portion thereof in the event specified performance criteria are not met within a designated period of time.

                  10.3 PERFORMANCE CYCLES. For each Performance Award, the Committee shall designate a performance period (the "Performance Cycle") with a duration to be determined by the Committee in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles may differ from each other.

                  10.4 PERFORMANCE GOALS. The Committee shall establish Performance Goals for each Performance Cycle on-the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on performance criteria for Corporation, a Subsidiary, or an operating group, or based on a Participant's individual performance. Performance Goals may include objective and subjective criteria. During any Performance Cycle, the Committee may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

                  10.5 DETERMINATION OF AWARDS. As soon as practicable after the end of a Performance Cycle, the Committee shall determine the extent to which Performance Awards have been earned on the basis of performance in relation to the established Performance Goals.

15.2 TIMING AND FORM OF PAYMENT. Settlement of earned Performance Awards shall be made to the Participant as soon as practicable after the expiration of the Performance Cycle and the Committee's determination under Section 10.5, in the form of cash, installments, Shares, Deferred Compensation Options, or any combination of the foregoing or in any other form as the Committee shall determine.

                                   ARTICLE 11
                    OTHER STOCK BASED AND COMBINATION AWARDS

                  11.1 OTHER STOCK-BASED AWARDS. The Committee may grant other Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. Such Other Stock-Based

Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

                  11.2 COMBINATION AWARDS. The Committee may also grant Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this section shall reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant's consent.

                                   ARTICLE 12
                               DEFERRAL ELECTIONS

               The Committee may permit a Participant to elect to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, earn out, or Vesting of an Award made under-the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such payment deferrals, including, but not limited to: (a) payment or crediting of reasonable interest on such deferred amounts credited in cash, (b) the payment or crediting of dividend equivalents in respect of deferrals credited in Share equivalent units, or (c) granting of Deferred Compensation Options.


                                   ARTICLE 13
                              DIVIDEND EQUIVALENTS

               Any Awards may, at the discretion of the Committee, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the Shares covered by such Award, had such covered Shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems are appropriate or necessary.

                                   ARTICLE 14
                             NON-EMEPLOYEE DIRECTORS

               14.1 GENERAL. From and after the Registration Date, Awards shall be made to Non-Employee Directors only under this Article 14. No person, including the members of the Board or the Committee, shall have any discretion as to the selection of eligible recipients or the determination of the type, amount, or terms of Awards pursuant to this Article 14.

                  14.2 ELIGIBILITY. The persons eligible to receive Awards pursuant to this Article 14 are all Non-Employee Directors.

                  14.3 DIRECTOR OPTIONS. Effective as of the Registration Date, the Chairman of the Board of Directors shall be granted a Nonqualified Option (a 'Non-Employee Director Option') to purchase 75,000 Shares, and each other person who is then a Non-Employee Director shall be granted a Non-Employee Director Option to purchase 50,000 Shares, with an Option price equal to 75 percent of the Fair Market Value of a Share on the Registration Date. Each person who becomes a Non-Employee Director after the Registration Date shall be granted, on the date such person becomes a Non-Employee Director, a Non-Employee Director Option to purchase 50,000 Shares with an Option price equal to 75 percent of the Fair Market Value of a Share on such date. A Non-Employee Director elected as Chairman of the Board of Directors after the Registration Date shall be granted, as of the date of such election, a Non-Employee Director Option to purchase 75,000 Shares (or, if such person has previously received a Non-Employee Director Option, a Non-Employee Director Option to purchase an additional 25,000 shares) with an Option price equal to 75 percent of the Fair Market Value of a Share on such date.

                  14.4 AWARD AGREEMENTS. Each Award of Non-Employee Director Options made pursuant to this Article 14 shall be governed by and shall be subject to the terms and conditions set forth in an Non-Employee Director Award Agreement in the form attached to this Plan as EXHIBIT A. Except to the extent otherwise provided in this Article 14 or in such Non-Employee Director Award Agreement, each such Award shall be governed by Article 7 of the Plan. With respect to persons who become Non-Employee Directors after the Registration Date, the Non-Employee Director Award Agreement for the Director Option shall be in substantially the same form as Exhibit A, but with the dates of annual meetings specified in such Non-Employee Director Award Agreement adjusted to refer to dates subsequent to such person becoming a Non-Employee Director.

                                   ARTICLE 15
                ADJUSTMENTS UPON CHANGES IN CAPITALIZATTON, ETC.

               15.1 PLAN DOES NOT RESTRICT CORPORATION. The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

15.2 ADJUSTMENTS BY THE COMMITTEE. In the event of any change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such change, shall be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the price per Share in respect of outstanding Awards. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.


                                   ARTICLE 16
                            AMENDMENT AND TERMINATION

               The Board may at any time terminate the Plan, or may amend it from time to time in such respects as the Board may deem advisable because of changes in the law while the Plan is in effect or for any other reason, except that the provisions of Article 14 of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code or in Rule 16b-3 under the Exchange Act.

                                   ARTICLE 17
                                  MISCELLANEOUS

                  17.1     TAX WITHHOLDING.

                  (a) GENERAL. Corporation shall have the right to deduct from any settlement, including the delivery or vesting of Shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such taxes. 'Me recipient of any payment or distribution under the Plan shall make arrangements satisfactory to Corporation for the satisfaction of any such withholding tax obligations. Corporation shall not be required to make any such settlement under the Plan until such obligations are satisfied.

                  (b) STOCK WITHHOLDING. The Committee, in its sole discretion, may permit a Participant to satisfy all or a part of the withholding tax obligations incident to the settlement of an Award involving payment or delivery of Shares to the Participant by having Corporation withhold a portion of the Shares that would otherwise be issuable to the Participant. Such Shares shall be valued based on their Fair Market Value on the date the tax withholding is required to be made. Any stock withholding with respect to a Reporting Person shall be subject to such limitations as the Committee may impose to comply with the requirements of the Exchange Act.

                  17.2 UNFUNDED PLAN. The Plan shall be unfunded and Corporation shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

                  17.3 PAYMENTS TO TRUST. The Committee is authorized to cause to be established a trust agreement or several trust agreements whereunder the Committee may make payments of amounts due or to become due to Participants in the Plan.

                  17.4 ANNULMENT OF AWARDS. Any Award Agreement may provide that the grant of an Award payable in cash is provisional until cash is paid in settlement thereof or that grant of an Award payable in Shares is provisional until the Participant becomes entitled to the certificate in settlement thereof. In the event the employment (or service as an Advisor or membership on the Board) of a Participant is terminated for cause (as defined below), any Award which is provisional shall be annulled as of the date of such termination for cause. For the purpose of this Section 17.4, the term "for cause" shall have the meaning set forth in the Participant's employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other job performance or conduct which is materially detrimental to the best interests of Corporation, as determined by the Committee.

                  17.5 ENGAGING IN COMPETITION WITH THE CORPORATION. Any Award Agreement may provide that, if a Participant terminates employment with Corporation or a- Subsidiary for any reason whatsoever, and within 18 months after the date thereof accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Committee, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment with Corporation.

                  17.6 OTHER  CORPORATION  BENEFIT  AND  COMPENSATION  PROGRAMS.
Payments and other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

                  17.7 SECURITIES LAW RESTRICTIONS. No Shares shall be issued under the Plan unless counsel for Corporation shall be satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. The


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

Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  17.8 GOVERNING LAW. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the state of Oregon.

                                   ARTICLE 18
                              SHAREHOLDER APPROVAL

               The adoption of the Plan and the grant of Awards under the Plan are expressly subject to the approval of the Plan by the affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the date of shareholder approval acting pursuant to written consent or present at a meeting of Corporation's shareholders.


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



                                    EXHIBIT A

                                 AWARD AGREEMENT
                                    UNDER THE
                                 VINIFERA, INC.,
                              1993 STOCK AWARD PLAN

                           NON-EMLOYEE DIRECTOR OPTION

                         Dated ______________ ___, 199__

Vinifera, Inc.
8505 S.W. Creekside Place
Beaverton, Oregon 97005
      ("Corporation")

[Name and Address of
Participant]
__________________
__________________
                                       ("Participant")

               Corporation maintains the Vinifera, Inc., 1993 Stock Award Plan (the "Plan"). This Agreement governs the Award of a Nonqualified Option to Participant as a Non-Employee Director pursuant to Article 14 of the Plan.

               The parties agree as follows:

1.      DEFINED TERMS

             When used in this Agreement, the following terms shall have the meanings specified below:

                  (a) "ACQUIRING PERSON" shall mean any person or related person or related persons which constitute a "group" for purposes of Section 13(d) and Rule 13d-5 under the Exchange Act, as such Section and Rule are in effect as of the date of this Agreement; provided, however, that the term Acquiring Person shall not include (i) Corporation or any of its Subsidiaries, (ii) any employee benefit plan of Corporation or any of its Subsidiaries, (iii) any entity holding voting capital stock of Corporation for or pursuant to the terms of any such employee benefit plan, or (iv) any person or group solely because such person or group has voting power with respect to capital stock of Corporation arising from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to the Exchange Act.

                  (b) "ANNUAL MEETING" means an annual meeting of the Board held in conjunction with an annual meeting of the shareholders of Corporation.

                  (c) "APPROVED CHANGE IN CONTROL" shall mean a Change in Control- which is approved in writing by the Board prior to the Change in Control Date.


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

                  (d)      "CHANGE IN CONTROL" shall mean:

                           (i) A change in  control of  Corporation  of a nature
                  that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A as in effect on the date of this Agreement pursuant to the Exchange Act; provided that, without limitation, such a change in control shall be deemed to have occurred at such time as any Acquiring Person hereafter becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30 percent or more of the combined voting power of Corporation Voting Securities; or

                           (ii) During any period of 12 consecutive calendar months, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election, by Corporation's shareholders of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period; or

                           (iii) There shall be consummated (1) any consolidation or merger of Corporation in which Corporation is not the continuing or surviving corporation or pursuant to which Voting Securities would be converted into cash, securities, or other property, other than a merger of
                  Corporation   in  which  the  holders  of  Voting   Securities
                  immediately prior to the merger have the same, or substantially the same, proportionate ownership of common stock of the surviving corporation immediately after the merger, or (2) any sale, lease, exchange, or other transfer
                  (in one transaction or a series of related transactions) of all, or substantially all, of the assets of Corporation, provided that any such consolidation, merger, sale, lease, exchange, or other transfer consummated at the insistence of an appropriate banking regulatory agency shall not constitute a change in control; or

                           (iv) Approval by the  shareholders  of Corporation of
                  any plan or proposal for the liquidation or dissolution of Corporation.

                  (e) "CHANGE IN CONTROL DATE" shall mean the first date following the date of this Agreement on which a Change in Control has occurred.

                  (f) "EFFECTIVE DATE" means the date of this Agreement, which is the date the Option is granted to Participant.

                  (g)  "OPTION"  means  the   Nonqualifted   Option  granted  to
         Participant evidenced by this Agreement.

                  (h) "VOTING SECURITIES" shall mean Corporation's issued and outstanding securities ordinarily having the right to vote at elections for Corporation's Board.

                  (i) Capitalized terms not otherwise defined in this Agreement have the meanings given them in the Plan.

2.       GRANT OF OPTION

                  Subject to the terms and conditions of this Agreement and the Plan, as of the Effective Date Corporation granted to Participant a Nonqualified Option (the "Option") to purchase [50,000 or 75,000] Shares.

3.       TERMS OF THE QPTION

                  The Option shall have the following terms and conditions:

                  (a) PRICE. The Option price per Share of the Option shall be $[75% of Fair Market Value on Effective Date] per Share.

                  (b) TERM. The term of the Option shall be unlimited unless otherwise terminated pursuant to the terms of this Agreement.

                  (c) TIME OF EXERCISE. Unless the Option is terminated or the time of its exercisability is accelerated in accordance with the provisions of this Agreement:

                  (i) The Option shall not be exercisable prior to the date of the [first Annual Meeting occurring more than six months after Effective Date], except as to [10,000 or 15,000 multiplied by whole number of months of service as a director until anticipated date of first Annual Meeting occurring more than six months after Effective Date] Shares, for which the Option shall become exercisable as of [date occurring six months after Effective date]; and

                  (ii) As of the dates of each of the 199- through 199 Annual Meetings, providing Participant is a director of Corporation at such meeting, the option shall become exercisable as follows:

                       ANNUAL MEETING DATES                   NUMBER OF SHARES
                       --------------------                   ----------------

                       199_                                   [10,000 or 15,000]

                       199_                                   [10,000 or 15,000]

                       199_                                   [10,000 or 15,000]

                       199_

                  (d) CONTINUATION AS A DIRECTOR. If Participant ceases to be a member of the Board for any reason, the right to exercise the Option, to the extent the Option is then exercisable (or becomes exercisable at that time pursuant to Subsection 3.(e)) shall expire at the end of the following periods:

                       After Termination
                       On Account Of                         Period
                       -----------------                     ------

                      Death                                   1 year
                      Retirement                              5 years
                      Disability                              1 year
                      Any other reason                        1 year

                  (e) ACCELERATION OF EXERCISABILITY. Notwithstanding the schedule provided in Subsection 3.(d), the exercisability of the Option shall be accelerated upon a Change in Control Date (other than in connection with an Approved Change in Control). Upon such a Change in Control Date, the Option shall become immediately and fully exercisable as to all Shares covered by the Option; provided, however, that no portion of the Option shall become exercisable in any event sooner than six months after the Effective Date, except in the case of Participant's death or Disability.

                  (f) SERVICE PERIODS. The periods of service as a director in connection with the grant of the Option are as follows:

                  (i) The portion of the Option becoming exercisable pursuant to Subsection 3.(c)(i) is in connection with services to be performed in the [__________] period preceding the [first Annual Meeting occurring more than six months after Effective Date];

                  (ii) The portions of the Option becoming exercisable pursuant to Subsection 3.(c)(ii) are respectively in connection with services to be performed in the 1-year periods commencing on each Annual Meeting.



4.       METHOD OF EXERCISE.

                  (a) EXERCISE OF OPTIONS. The Option, or a portion thereof, may be exercised, to the extent it has become exercisable pursuant to Subsections 3.(c) and 3.(e), by delivery of written notice to Corporation stating the number of Shares, form of payment, and proposed date of closing.

                  (b) OTHER DOCUMENTS. Participant shall furnish Corporation, before closing of any exercise of the Option, such other documents or representations as Corporation may require to assure compliance with applicable laws and regulations.

                  (c) PAYMENT. The purchase price for the Shares purchased upon exercise of the Option shall be paid in full at or before closing by one or a combination of the following:

                  (i) Payment in cash;

                  (ii)  By delivery (in a form  approved by the Committee) of an
         irrevocable   direction  to  a  securities  broker  acceptable  to  the
         Committee:

                           (1) To  sell  Shares  subject  to the  Option  and to
                  deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option price and withholding taxes due; or

                           (2) To pledge  Shares  subject  to the  Option to the
                  broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option price and withholding taxes due; or

                  (iii) Delivery of previously acquired Shares having a Fair Market Value equal to the purchase price.

                  (d) PREVIOUSLY ACQUIRED SHARES. Delivery of previously acquired Shares surrendered in full or partial payment of the exercise price of the Option, or any portion thereof, shall be subject to the following conditions:

                  (i)   The Shares tendered shall be in good delivery form;

                  (ii) The Fair Market Value of the Shares, together with the amount of cash, if any, tendered shall equal or exceed the exercise price of the Option;

                  (iii) Any Shares remaining after satisfying the payment of the Option shall be reissued in the same manner as the Shares tendered; and

                  (iv) No fractional Shares will be issued and cash will not be paid to Participant for any fractional Share value not used to satisfy the Option exercise price.

                  (e) RELOAD OPTION. In the event all or a portion of the Option is exercised by Participant by delivering previously acquired Shares, Participant shall be granted automatically a replacement Option -for a number of Shares equal to the number of Shares delivered upon exercise of the Option. The grant date for such replacement Option shall be the date of exercise and the option price for such replacement Option shall be the Fair Market Value of a Share on such grant date. The replacement Option initially shall not be exercisable and shall become fully exercisable six months after the grant date. In all other respects, the replacement Option shall be subject to all the terms and conditions of this Agreement.



5.       SECURITIES LAWS.

                  Corporation shall not be required to distribute any Shares upon exercise of the Option, or any portion thereof, until Corporation shall have taken any action required to comply with the provisions of the Securities Act of 1933 or any other then applicable federal or state securities laws.

6.       TAX REIMBURSEMENT.

                  In the event any withholding or similar tax liability is imposed on Corporation in connection with or with respect to the exercise of the Option governed by this Agreement, Participant agrees to pay to Corporation an amount sufficient to provide for such tax liability.

7.       CONDITIONS PRECEDENT.

                  The grant of Awards under the Plan is subject to the approval of the Plan by Corporation's shareholders as set forth in the Plan. Corporation will use its best efforts to obtain any required approvals of the Plan and the Awards of Restricted Shares governed by this Agreement by any state or federal agency or authority that Corporation determines has jurisdiction. If Corporation determines that any required approval cannot be obtained, all Awards to Participant shall terminate on notice to Participant to that effect.

8.       SUCCESSORSHIP.

               Subject to the restrictions on transferability set forth in this Agreement and in the Plan, this Agreement shall be binding upon and benefit the parties, their successors, and assigns.

9.       NOTICES.

               Any notices under this Agreement shall be in writing and shall be effective when actually delivered personally or, if mailed, when deposited as registered or certified, mail directed to the address maintained in Corporation's records or to such other address as a party may certify by notice to the other party.

                                 VINIFERA, INC.


                                 By:
                                     --------------------------------------
                                      (Title)



                                 -----------------------------------------
                               Participant